UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2006

MacDermid, Incorporated
(Exact name of registrant as specified in charter)

Connecticut	06-0435750
(State of incorporation)	(I.R.S. Employer Identification No.)

1401 Blake Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 479-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01 Other Events

MacDermid, Inc today announced that it had ceased negotiations to acquire a company of significant size. MacDermid will recognize an expense of $2.0 million in the first quarter of 2006 in order to charge off the expenses that it had incurred over many months in the persuit of the acquisition.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No. Description
99.1  Press Release , dated March 22, 2006, issued by MacDermid, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated
(Registrant)

Date: March 22, 2006        /s/ Gregory M. Bolingbroke
                       Senior Vice President, Finance